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                                                                   EXHIBIT 10.60

                                  June 30, 1998

WESTPOINT STEVENS INC.
507 West Tenth Street
West Point, Georgia 31833
Attention: Mr. Morgan M. Schuessler

         Re: Revision of Definition of "Maximum Restricted Payment Amount"

Dear Sirs:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among WestPoint Stevens Inc. ("Borrower"), WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (the "Foreign Borrowers"), the various banks and lending institutions party thereto (the "Banks"), and NationsBank, N.A. as agent (the "Agent") for the Banks (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that the existing definition of "Maximum Restricted Payment Amount" in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "Maximum Restricted Payment Amount" means the sum of (i) $34,210,000, plus (ii) 50% of the Consolidated Net Income from and after March 31, 1998 until any relevant measurement date, plus (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by employees or former employees of the Borrower in respect of Capital Stock of the Borrower from and after March 31, 1998, plus (iv) the Net Cash Proceeds received by Alamac Sub Holdings Inc. from the sale of its facility located in Whitmire, South Carolina to the Borrower after March 31, 1998 in an amount equal to $21,790,978.

By their signatures below, each of the Subsidiary Guarantors acknowledges and consents to this revision in the definition of "Maximum Restricted Payment Amount" and each Subsidiary Guarantor agrees that this revision does not operate to reduce or discharge any of such Subsidiary's obligations under any of the Collateral Documents.
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WestPoint Stevens Inc.
June 30, 1998
Page Two

Until this letter agreement shall have been executed by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, it shall not be effective in revising the definition of "Maximum Restricted Payment Amount". Except for the revision to the definition of "Maximum Restricted Payment Amount" effected hereby upon the execution of this letter agreement by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, the Credit Agreement shall remain in full force and effect.

Please execute this letter agreement and cause each of the Foreign Borrowers and the Subsidiary Guarantors to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.

                                             Sincerely,

                                             NATIONSBANK, N.A., in its capacity
                                             as the Agent

                                             By:________________________________

                                             Title:_____________________________

ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.

By:________________________________

Title:_____________________________

WESTPOINT STEVENS (UK) LIMITED

By:________________________________

Title:_____________________________

WESTPOINT STEVENS (EUROPE) LIMITED

By:________________________________

Title:_____________________________

                             [Signatures Continued]


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                                                      WestPoint Letter Agreement
                                                                   June 30, 1998

WESTPOINT STEVENS STORES, INC.

By:________________________________

Title:_____________________________

J.P. STEVENS & CO., INC.

By:________________________________

Title:_____________________________

WEST POINT-PEPPERELL ENTERPRISES, INC.

By:________________________________

Title:_____________________________

J.P. STEVENS ENTERPRISES, INC.

By:________________________________

Title:_____________________________

ALAMAC HOLDINGS INC.

By:________________________________

Title:_____________________________

ALAMAC SUB HOLDINGS INC.

By:________________________________

Title:_____________________________

                             [Signatures Continued]


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
                                                      WestPoint Letter Agreement
                                                                   June 30, 1998

NATIONSBANK, N.A., as a Bank

By:________________________________

Title:_____________________________

THE BANK OF NEW YORK

By:________________________________

Title:_____________________________

THE FIRST NATIONAL BANK OF CHICAGO

By:________________________________

Title:_____________________________

SCOTIABANC INC.

By:________________________________

Title:_____________________________

WACHOVIA BANK, N.A.

By:________________________________

Title:_____________________________

SOCIETE GENERALE

By:________________________________

Title:_____________________________


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
                                                      WestPoint Letter Agreement
                                                                   June 30, 1998

ABN AMRO BANK, N.V.

By:________________________________

Title:_____________________________

SUNTRUST BANK, ATLANTA

By:________________________________

Title:_____________________________

By:________________________________

Title:_____________________________

FIRST UNION NATIONAL BANK

By:________________________________

Title:_____________________________

FLEET BANK, N.A.

By:________________________________

Title:_____________________________

AMSOUTH BANK

By:________________________________

Title:_____________________________

                             [Signatures Continued]


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
                                                      WestPoint Letter Agreement
                                                                   June 30, 1998

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By:________________________________

Title:_____________________________

By:________________________________

Title:_____________________________


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